Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	March 14, 2011

Butler National Corporation Third Quarter Fiscal 2011 Investor Conference Call Scheduled March 17, 2011

Fifth Fastest-Growing Aerospace & Defense Company
For Most Recent Trailing Twelve Months
To Discuss Results and Outlook for Fiscal 2011

OLATHE, KANSAS, March 14, 2011, - Butler National Corporation (OTC QB: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups announces a conference call to release financial results for the third quarter of fiscal 2011 for the period ended January 31, 2011.

What: Butler National Corporation Third Quarter Fiscal 2011 Financial Results Conference Call

When: March 17, 2011 - 10:00 AM Central Daylight Time

How: Live via phone by dialing 800-624-7038. Code: Butler National Corporation. Participants to the conference call should call in at least 5 minutes prior to the start time.

This announcement follows the December 14, 2010 release of second quarter fiscal 2011 financial results for the company. The Company reported a 150% increase in revenues in second quarter fiscal 2011. This builds on the success of fiscal 2010, the most successful year in the history of Butler National Corporation. The company set new highs in both sales and profitability. Revenues for fiscal 2010 increased 80.1% over fiscal 2009.

The Fifth Fastest-Growing Publicly Traded Aerospace & Defense Company

For the most recent trailing twelve months reported, Butler National Corporation was the fifth fastest growing publicly traded company among all Aerospace & Defense Companies. Butler National Corporation reported 120.9% revenue growth for most recent trailing twelve months. According to outside data and company financial statements, there are 115 publicly traded Aerospace & Defense companies. These companies include some of the largest and most prestigious Defense contractors in the world. These companies generate combined revenues of $443 billion and combined market capitalization of $419 billion.

(For source data charts and analysis, please see contacts below).

Results for Third Quarter Fiscal 2011

Clark Stewart, President & CEO, Butler National Corporation, will be leading the call scheduled for March 17, discussing results of the third quarter, the status of new and existing orders, an outlook for the balance of fiscal 2011, and an overview of the key drivers of growth. This includes international growth from the aerospace segment generated from structural modification, maintenance, repair and overhaul (MRO). The conference call will cover key metrics for the company as the company continues to generate dramatic growth.

Butler National Corporation - About Us

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services. For more information, visit www.butlernational.com.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
Reign Strategy & Investment Group Lou Albert Rodriguez lou.albert@reigninvestment.com www.reigninvestment.com Jim Drewitz, Public Relations jim@jdcreativeoptions.com Butler National Investor Relations	Ph (914) 479-9060 Ph (830) 669-2466 Ph (214) 498-7775
Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.